                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO.   )

Filed by the Registrant                        [ ]

Filed by a party other than the Registrant     [X]

     Check the appropriate box:

     [X]  Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Pursuant  to Section 240.14a-12


                         MORTON'S RESTAURANT GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                            BFMA HOLDING CORPORATION
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


          (1)  Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


--------------------------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

          (5)  Total fee paid:
--------------------------------------------------------------------------------


     [ ]  Fee paid previously with preliminary materials:
     ---------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

          (3)  Filing Party:

--------------------------------------------------------------------------------

          (4)  Date Filed:

--------------------------------------------------------------------------------

                            BFMA HOLDING CORPORATION

                                 PROXY STATEMENT
                              IN OPPOSITION TO THE
                              BOARD OF DIRECTORS OF
                         MORTON'S RESTAURANT GROUP, INC.

                        -------------------------------

                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         MORTON'S RESTAURANT GROUP, INC.

                        -------------------------------

            PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD

     This proxy statement and the enclosed BLUE proxy card are being furnished to stockholders of Morton's Restaurant Group, Inc., a Delaware corporation ("Morton's" or the "Company"), by BFMA Holding Corporation, a Delaware corporation, in connection with the solicitation of proxies from stockholders of Morton's (the "Stockholders") to be used at the 2001 Annual Meeting of Stockholders, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof, to: (i) elect three (3) persons (collectively, the "BFMA Nominees") nominated by BFMA for election as Class 3 Directors to the Board of Directors of Morton's (the "Board"); and (ii) to ratify the re-appointment of KPMG LLP, certified public accountants, as Morton's independent auditors for the fiscal year ending December 30, 2001 (the "KPMG Re-Appointment"). As nominees for director, Richard A. Bloom, Logan D. Delany, Jr. and Charles W. Miersch are also deemed to be participants with BFMA in this proxy solicitation.

     The principal executive offices of Morton's are located at 3333 New Hyde Park Road, New Hyde Park, New York 11042. This proxy statement and the BLUE
proxy card are first being furnished to the Stockholders on or about April    ,
2001.

     The Company has established with the New York Stock Exchange a record date of March 22, 2001 for determining Stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date") and May 10, 2001 as the date of the Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Share (as defined herein) held on the Record Date. BFMA, together with all of the participants in this solicitation, beneficially owns an aggregate of 389,400 shares of Morton's common stock, par value $.01 per share ("Share") which represents approximately 9.3% of the Shares outstanding (based on the most recent share information publicly disclosed by Morton's). BFMA and all of the participants intend to vote all of their Shares for the election of the BFMA Nominees and for the KPMG Re-Appointment.

     THIS SOLICITATION IS BEING MADE BY BFMA AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF MORTON'S.

     BFMA is soliciting proxies because it believes that the election of the BFMA Nominees represents the best means for the Stockholders to obtain shareholder representation on the Board. If elected, the BFMA Nominees intend to encourage the other Directors to explore strategic alternatives, including a possible sale of the Company, as a way to maximize the value of the Shares. If the Board does explore a possible sale of the Company, BFMA reserves its right to participate.

     If elected, the BFMA Nominees will constitute a minority of the current nine (9) members of the Board. Under Morton's Amended and Restated Bylaws, a majority of the whole Board constitutes a quorum, and action may be taken by a vote of a majority of the directors when a quorum is present. Accordingly, the BFMA Nominees would not be in a position, without the support of at least two or more of the incumbent members of the Board, to effect any action, including the exploration of strategic alternatives. There can be no assurance that the incumbent members of the Board will vote with the BFMA Nominees to explore strategic alternatives. BFMA believes, however, that Stockholder support for the BFMA Nominees set forth in this proxy statement may encourage the Board to explore strategic alternatives, including a possible sale of the Company to maximize the value of the Shares.

     BFMA is soliciting proxies for the election of the BFMA Nominees to the Board as Class 3 Directors and for the KPMG Re-Appointment. BFMA is not aware of any other proposals to be brought before the Annual Meeting. However, should other proposals be brought before the Annual Meeting of which BFMA is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed BLUE proxy card will vote on such matters in their discretion.

                                   IMPORTANT!

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. BFMA URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE BFMA NOMINEES.

     THE BFMA NOMINEES ARE COMMITTED, SUBJECT TO THEIR FIDUCIARY DUTIES TO MORTON'S STOCKHOLDERS, TO GIVING ALL MORTON'S STOCKHOLDERS THE OPPORTUNITY TO RECEIVE THE MAXIMUM VALUE FOR THEIR SHARES. A VOTE FOR THE BFMA NOMINEES WILL ENABLE YOU -- AS THE OWNERS OF MORTON'S -- TO SEND A STRONG MESSAGE TO THE BOARD THAT YOU ARE COMMITTED TO EXPLORING STRATEGIC ALTERNATIVES AS A MEANS OF MAXIMIZING THE VALUE OF YOUR SHARES.

     IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT TO BFMA, C/O INNISFREE M&A INCORPORATED, IN THE ENCLOSED ENVELOPE TODAY. IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE BLUE PROXY CARD.

     If you have any questions regarding your proxy, or need assistance in voting your Shares, please call:


                           Innisfree M&A Incorporated
                               501 Madison Avenue
                                   20th Floor
                            New York, New York 10022

                         Call toll-free: (888) 750-5834
                Bankers and Brokers Call Collect: (212) 750-5833

                          ELECTION OF CLASS 3 DIRECTORS
                                  (PROPOSAL 1)

                    WHY YOU SHOULD VOTE FOR THE BFMA NOMINEES

     BFMA believes that the election of the BFMA Nominees represents the best means for the Stockholders to obtain shareholder representation on the Board. If elected, the BFMA Nominees intend to encourage the other Directors to explore strategic alternatives, including a possible sale of the Company, as a way to maximize the value of their Shares.

     IF ELECTED, THE BFMA NOMINEES WILL CONSTITUTE A MINORITY OF THE CURRENT NINE (9) MEMBERS OF THE BOARD. UNDER MORTON'S AMENDED AND RESTATED BYLAWS, A MAJORITY OF THE WHOLE BOARD CONSTITUTES A QUORUM, AND ACTION MAY BE TAKEN BY A VOTE OF A MAJORITY OF THE DIRECTORS WHEN A QUORUM IS PRESENT. ACCORDINGLY, THE BFMA NOMINEES WOULD NOT BE IN A POSITION, WITHOUT THE SUPPORT OF AT LEAST TWO OTHER MEMBERS OF THE BOARD, TO EFFECT ANY ACTION, INCLUDING THE EXPLORATION OF STRATEGIC ALTERNATIVES. THERE CAN BE NO ASSURANCE THAT THE INCUMBENT MEMBERS OF THE BOARD WILL VOTE WITH THE BFMA NOMINEES TO EXPLORE STRATEGIC ALTERNATIVES TO MAXIMIZE THE VALUE OF THE SHARES.

     Nonetheless, if elected, the BFMA Nominees will, subject to their fiduciary duties to the Stockholders, seek to convince other members of the Board to vote with them to explore strategic alternatives, including a possible sale of the Company. If the Board does explore a possible sale of the Company, BFMA reserves its right to participate.

                                THE BFMA NOMINEES

     BFMA is proposing that the Stockholders elect the BFMA Nominees to the Board at the Annual Meeting. Richard A. Bloom will be nominated to be elected to succeed Thomas J. Baldwin, Logan D. Delany, Jr. will be nominated to be elected to succeed John K. Castle and Charles W. Miersch will be nominated to be elected to succeed Allen J. Bernstein (collectively, Messrs. Bloom, Delany and Miersch are the "BFMA Nominees"), who are the current Class 3 directors (or any director named to fill any vacancy created by the death, retirement, resignation or removal of any such director) of Morton's.

     Additional persons (who would be named after the solicitation of proxies) will be nominated as substitute BFMA Nominees to be elected in the event that any of the above-named BFMA Nominees are unable for any reason to serve as a director or for good cause will not serve as a director, and BFMA does not learn of this circumstance a reasonable time before the Annual Meeting.

     The following table sets forth the name, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the BFMA Nominees. See also "Information About Participants". This information has been furnished to BFMA by the BFMA Nominees. Each person listed below is a citizen of the United States.

                                       Principal Occupation and Business
Name, Principal Business Address       Experience During the Last Five Years;
and Age                                Current Directorships
--------------------------------       --------------------------------------

Richard A. Bloom, Age 33               Senior Vice President-Strategic
c/o Marietta Corporation               Development of Marietta Corporation since
37 Huntington Street                   September 1999 - Present
Cortland, New York 13045               Principal of Imperial Capital Group, LLC
                                       and its predecessor (an investment bank) until August 1999
                                       Director of BFMA Holding Corporation 1996
                                       -Present
                                       Director of Marietta Corporation 1996-
                                       Present

Logan D. Delany, Jr., Age 52           President of Delany Capital Management
41 North Broadway                      Corp. (a privately held investment
Irvington, New York 10533-1316         company and consulting firm) 1986-
                                       Present
                                       Chairman of the Board of EADmotors, Inc.
                                       (a privately held manufacturer of
                                       electric motors) 1986-Present
                                       Chairman of the Board of HH Smith, Inc.
                                       (a privately held manufacturer of
                                       electrical connectors and electronic
                                       hardware) 1986-Present
                                       Chairman of the Board of Elinco, Inc. (a privately held manufacturer of electric motors) 1999-Present
                                       Director of BFMA Holding Corporation
                                       1996-Present
                                       Director of Marietta Corporation
                                       1996-Present
                                       Director of AllVertical, Inc. (a
                                       privately held Internet portal and web
                                       hosting company) 2000-Present


Charles W. Miersch, Age 54             Senior Associate Dean for Corporate
2-217 Carol Simon Hall                 Relations and Institutional Advancement
University of Rochester                at William E. Simon Graduate School of
Rochester, New York 14627-0102         Business Administration at the University
                                       of Rochester 1984 - Present
                                       Chairman of the Board of Century Bank (a privately held federally chartered savings bank) 1991- Present
                                       Director of Century Financial Group (the parent of Century Bank) 1988-Present
                                       Director of BFMA Holding Corporation
                                       1996-Present
                                       Director of Marietta Corporation
                                       1995-Present

     None of the BFMA Nominees will receive any compensation from BFMA for their services as a director of Morton's. BFMA has agreed to indemnify the BFMA Nominees against any costs, expenses and other liabilities associated with his nomination and the election contest. Each of

Messrs. Bloom, Delany and Miersch have executed written consents agreeing to be nominees for election to the Board and to serve as a director if so elected. None of the BFMA Nominees have been convicted in any criminal proceedings (excluding traffic violations or similar misdemeanors) over the past ten years. According to Morton's Definitive Proxy Statement, filed April 4, 2001 ("Morton's Definitive Proxy"), each non-officer director of Morton's is entitled to receive directors' fees at the rate of $15,000 per year. All directors are reimbursed for actual expenses incurred in connection with attendance at meetings of the Board or committees of the Board.

     Neither BFMA nor any of the BFMA Nominees is adverse to Morton's or any of its subsidiaries in any material pending legal proceedings.

     BFMA does not expect that the BFMA Nominees will be unable to stand for election but, in the event that any such person is unable to do so or for good cause will not serve, and BFMA does not learn of this circumstance a reasonable time before the Annual Meeting, the Shares represented by the enclosed BLUE proxy card will be voted for substitute BFMA Nominees.

     YOU ARE URGED TO VOTE FOR THE ELECTION OF THE BFMA NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

                           VOTING AND PROXY PROCEDURES

     Only Stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Based on publicly available information, BFMA believes that the only outstanding class of securities of Morton's entitled to vote at the Annual Meeting are the Shares. Each Share is entitled to one vote on each matter as may properly be brought before the Morton's meeting. According to Morton's Definitive Proxy, there are 4,167,898 Shares issued and outstanding as of the Record Date.

     Shares represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted for the election of the BFMA Nominees as Class 3 directors of Morton's, for the KPMG Re-Appointment and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting of which BFMA is not made aware within a reasonable amount of time prior to the Annual Meeting. Election of the BFMA Nominees requires the affirmative vote of a plurality of the Shares represented and entitled to vote at the Annual Meeting. Directors are elected by a plurality and the nominees who receive the most votes will be elected.

     Stockholders of Morton's may revoke their proxies at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to BFMA, in care of Innisfree M&A Incorporated, at the address set forth on the back cover of this proxy statement or to Morton's at 3333 New Hyde Park Road, New Hyde Park, New York 11042 or any other address provided by

Morton's. Although a revocation is effective if delivered to Morton's, BFMA requests that either the original or photostatic copies of all revocations be mailed to BFMA, in care of Innisfree M&A Incorporated, at the address set forth on the back cover of this Proxy Statement so that BFMA will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

     IF YOU WISH TO VOTE FOR THE ELECTION OF THE BFMA NOMINEES AS CLASS 3 DIRECTORS OF MORTON'S, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                          BACKGROUND AND RECENT EVENTS

     BFMA has been following Morton's progress for the last few years and on January 25, 2001 increased its holdings of Morton's common stock to over five percent (5%). As one of Morton's largest stockholders, BFMA attempted to arrange a meeting between its Chairman and President, Barry Florescue, and Morton's Chairman and President, Allen Bernstein, to discuss Morton's and the restaurant industry in general. However, the parties could not arrange a meeting until March 15, 2001, at which time Mr. Florescue met with the Chief Financial Officer of Morton's, Tom Baldwin. Mr. Florescue shared BFMA's thoughts regarding Morton's and the restaurant industry in general. He also expressed BFMA's concerns regarding the lack of stockholder representation on the Board and BFMA's belief that actions taken by Morton's have served to reduce the already limited liquidity in the Shares. Mr. Florescue informally requested that Morton's consider expanding the Board to include stockholder representatives. BFMA was informed that the Nominating Committee had already made its selections for the Board seats and they weren't going to expand the number of the Board seats. BFMA now believes that the only way to obtain Stockholder representation on the Board is to take its case directly to the Stockholders. On March 20, 2001, BFMA sent a letter to Morton's nominating the BFMA Nominees for election as Class 3 Directors at the Annual Meeting.

     Morton's has stated in its Definitive Proxy Statement that the Board is committed to maximizing long-term value for all of the Stockholders and that it is actively pursuing this goal. However, this commitment has not been reflected in the Board's recent actions. The Board has recently provided Morton's management with what BFMA believes to be very lucrative employment agreements and change of control agreements that serve only to entrench Morton's management further, and provided them with generous salaries, bonuses and stock option grants that serve to hurt the earning power and long-term value of the Shares. BFMA believes that the election of the BFMA Nominees will cause the Board to refocus on maximizing CURRENT Stockholder value for ALL of the Stockholders.

     THE BFMA NOMINEES ARE COMMITTED, SUBJECT TO THEIR FIDUCIARY DUTIES TO THE STOCKHOLDERS, TO GIVING ALL THE STOCKHOLDERS THE OPPORTUNITY TO RECEIVE THE MAXIMUM VALUE FOR THEIR SHARES. A VOTE FOR THE BFMA NOMINEES WILL ENABLE YOU -- AS THE OWNERS OF MORTON'S -- TO SEND A STRONG MESSAGE TO THE BOARD THAT YOU ARE COMMITTED TO MAXIMIZING THE VALUE OF YOUR SHARES.

                             SOLICITATION OF PROXIES

     The solicitation of proxies pursuant to this proxy statement is being made by BFMA. Proxies may be solicited by mail, facsimile, telephone, telegraph, in person and by advertisements. Solicitations may be made by certain directors, officers and employees of BFMA, none of whom will receive additional compensation for such solicitation.

     BFMA has retained Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $100,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. BFMA has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. BFMA will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree M&A Incorporated will employ approximately sixty-five (65) persons to solicit Stockholders for the Annual Meeting.

     The entire expense of soliciting proxies is being borne by BFMA. BFMA does not currently intend to seek reimbursement of the costs of this solicitation from Morton's but may decide to do so in the future in the event that the BFMA Nominees are elected. Costs of this solicitation of proxies are currently estimated to be approximately $300,000. BFMA estimates that, through the date hereof, its expenses in connection with this solicitation are approximately $100,000.

                         INFORMATION ABOUT PARTICIPANTS

     BFMA was incorporated as a Delaware corporation on August 24, 1995. BFMA has its principal executive offices located at 50 East Sample Road, Suite 400, Pompano Beach, Florida 33064. BFMA is a holding corporation that owns various investments and whose primary operating subsidiary, Marietta Corporation, is a manufacturer of guest amenities for the lodging industry and a contract packager primarily for the personal care products industry.

     As of the date of this proxy statement, BFMA, together with all of the participants in this solicitation, beneficially owns an aggregate of 389,400 Shares, which represents approximately 9.3% of the Shares outstanding (based on the most recent share information publicly disclosed by Morton's).

     Except as set forth in this proxy statement (or in Schedules I or II hereto), neither BFMA nor, to BFMA's knowledge, any BFMA Nominee or any other participant in this solicitation or any of their respective associates:


     o directly or indirectly beneficially owns any Shares or any other securities of Morton's;

     o has had any relationship with Morton's in any capacity other than as a Stockholder, patron, or has been a party to any transaction, or series of similar transactions, since the beginning of Morton's last fiscal year with respect to any shares of Morton's capital stock;

     o knows of any transactions since the beginning of Morton's last fiscal year, currently proposed transactions, or series of similar transactions, to which Morton's was or is to be a party, in which the amount involved exceeds $60,000 and which any of them or their respective affiliates had, or will have, a direct or indirect material interest;

     o has any interest in the matters to be voted on at the Annual Meeting, other than an interest, if any, as a Stockholder;

     o   has been indebted to Morton's; or

     o has been convicted of a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

     In addition, other than as set forth in this proxy statement, there are no contracts, arrangements or understandings entered into by BFMA or any other participant in this solicitation or any of their respective associates within the past year with any person with respect to any of Morton's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. In addition, except as otherwise described in the "Background & Recent Events" section above, neither BFMA nor any other participant in this solicitation or any of their respective associates has been engaged in contacts, negotiations or transactions with Morton's concerning a merger, consolidation, acquisition, tender offer or other acquisition of securities, or a sale or other transfer of a material amount of assets; or had any other transaction (other than this proxy solicitation or matters incidental thereto) with Morton's or any of its executive officers or directors that would require disclosure under the rules and regulations of the SEC.

     Neither BFMA nor, to BFMA's knowledge, any BFMA Nominee or any other participant in this solicitation or any of their respective associates, has entered into any agreement or understanding with any person with respect to:

     o   any future employment by Morton's, or

     o   any future transactions to which Morton's will or may be a party.

     For more detailed information regarding Messrs. Bloom, Delany and Miersch, who as nominees for directors are deemed to be participants in this proxy solicitation, see "The BFMA Nominees". For more detailed information regarding the directors and executive officers of BFMA and transactions involving Shares over the past two years by BFMA, see Schedules I and II of this proxy statement.

                             APPOINTMENT OF AUDITORS
                                  (PROPOSAL 2)

     Morton's Definitive Proxy states the Board, upon recommendation of the Audit Committee, is recommending re-appointment of KPMG, LLP as independent auditors to audit the books and accounts of Morton's for the fiscal year ending December 30, 2001. BFMA is soliciting proxies for the KPMG Re-Appointment.

                       CERTAIN INFORMATION ABOUT MORTON'S

     Morton's Restaurant Group, Inc. is a Delaware corporation with its principal executive office located at 3333 New Hyde Park Road, New Hyde Park, New York 11042. Morton's is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by Morton's with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W. Room 1024, Washington, DC 20549, and at the SEC's Regional Offices, Judiciary Plaza, 500 West Madison Street, Suite 1400, Chicago, IL 60661 and 7 World Trade Center, New York, NY 10048. Copies of such material can be obtained from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. Documents filed electronically by Morton's are also available at the SEC's Web site (http://www.sec.gov).

     We note that Morton's Definitive Proxy Statement contains information regarding:

     o   number of Shares outstanding as of the record date;
     o   trading prices of Morton's stock over time;
     o   establishment of a quorum;
     o   vote required for approval;
     o   treatment of abstentions and "broker non-votes;"
     o   admission requirements for the Annual Meeting;
     o ownership of Shares by directors and executive officers of Morton's and by other persons who own more than five percent of the outstanding Shares;
     o   background of Morton's nominees for election to the Board;
     o compensation paid and payable to Morton's directors and executive officers;
     o   committees of the Board and their responsibilities;
     o   meetings of the Board and certain committees thereof; and
     o requirements regarding the submission of Stockholder proposals to be considered for inclusion in Morton's proxy statement for the 2002 Annual Meeting of Stockholders.

BFMA assumes no responsibility for the accuracy or completeness of such information.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

     BFMA is unaware of any other matters to be considered at the Annual Meeting. Should other proposals be brought before the Annual Meeting of which BFMA is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

APRIL __, 2001                      BFMA HOLDING CORPORATION
                                    Barry W. Florescue, Chief Executive Officer

                                   SCHEDULE I

                             INFORMATION CONCERNING
                        DIRECTORS AND EXECUTIVE OFFICERS
                                     OF BFMA

     The following table sets forth the name, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of certain directors, officers and employees of BFMA (other than Messrs. Bloom, Delany and Miersch). Where no date is given for the commencement of the indicated office or position, such office or position was assumed prior to November 1995. Each person listed below is a citizen of the United States.


                                                PRINCIPAL OCCUPATION OR
NAME AND PRINCIPAL                              EMPLOYMENT; MATERIAL POSITIONS
BUSINESS ADDRESS                                HELD DURING THE PAST FIVE YEARS
------------------                              ------------------------------

Barry W. Florescue                              President, Chief Executive
c/o BFMA Holding Corporation                    Officer and a director of BFMA
50 East Sample Road, Suite 400                  and Marietta Corporation
Pompano Beach, Florida 33064                    Director of Century Bank (a
                                                privately held federally
                                                chartered savings bank)
                                                Chief Executive Officer and a
                                                director of Century Financial
                                                Group (the parent of Century
                                                Bank)
                                                Trustee of the University of
                                                Rochester

Philip A. Shager                                Senior Vice President, Chief
c/o Marietta Corporation                        Financial Officer and Treasurer
37 Huntington Street                            of BFMA and Marietta Corporation
Cortland, New York 13045

Ned L. Siegel                                   Director of BFMA and Marietta
c/o The Siegel Group                            Corporation
5000 Blue Lake Drive, Suite 150                 President of The Siegel Group
Boca Raton, Florida 33431                       (a privately held real estate
                                                investment company)

Charles I. Weissman                             Assistant Secretary and a
c/o Swidler Berlin Shereff Friedman, LLP        director of BFMA and Marietta
The Chrysler Building                           Corporation
405 Lexington Ave.                              Attorney - Partner in Swidler
New York, New York 10174                        Berlin Shereff Friedman, LLP

     None of the foregoing persons have, during the past ten (10) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

     As of March 21, 2001, (i) BFMA was a beneficial owner of 298,500 Shares and record holder of 500 Shares; (ii) Barry Florescue was the beneficial owner of 383,900 Shares; (iii) Ned Siegel was the beneficial owner of 56,300 Shares; (iv) Richard A. Bloom was the beneficial owner of 5,000 Shares; and (v) Charles W. Miersch was the beneficial owner of 500 Shares. None of the foregoing persons (or their associates, other than those stated in the prior sentence) currently directly or indirectly own any securities of Morton's, either beneficially or of record, except indirectly (where applicable) through their ownership of securities of BFMA nor have any of the foregoing persons purchased or sold any securities of Morton's during the last two years, except as set forth on
Schedule II. Collectively, the directors and executive officers of BFMA beneficially own approximately 91% of the outstanding shares of BFMA common stock.

                                   SCHEDULE II

                   TRANSACTIONS IN THE SECURITIES OF MORTON'S

     The following table sets forth all of the transactions in Shares by BFMA, either directly or through wholly-owned subsidiaries (unless otherwise indicated, all such transactions were open-market purchases and sales (in parentheses)):


Shares of Common Stock       Purchase Price Per Share ($)       Date of Purchase
----------------------       ----------------------------       ----------------

        10,000                       16.7500                        02/22/00
        1,500                        17.0000                        02/23/00
        1,000                        17.5000                        02/25/00
        2,000                        17.5625                        02/28/00
         500                         17.5000                        02/28/00
         500                         17.5000                        03/01/00
        2,000                        17.0000                        03/02/00
        2,500                        16.5000                        03/06/00
        1,500                        16.5000                        03/06/00
        1,000                        16.2500                        03/06/00
        1,000                        17.0000                        03/06/00
        1,000                        17.0000                        03/06/00
         500                         16.7500                        03/06/00
         500                         16.6250                        03/06/00
        1,000                        17.6250                        03/07/00
        1,000                        17.6250                        03/07/00
         500                         17.2500                        03/07/00
         500                         17.5000                        03/07/00
         100                         17.5000                        03/07/00
       (2,500)                       16.5000                        03/08/00
        1,500                        16.5000                        03/08/00
         200                         18.0000                        03/08/00
        2,000                        18.5000                        03/09/00
         500                         18.2500                        03/09/00
        4,500                        18.0000                        03/14/00
         500                         17.8750                        03/15/00
        5,000                        18.1250                        03/15/00
        5,000                        18.1250                        03/15/00
        5,000                        18.1250                        03/15/00
        2,700                        18.1250                        03/15/00
        2,300                        18.1250                        03/15/00

Shares of Common Stock       Purchase Price Per Share ($)       Date of Purchase
----------------------       ----------------------------       ----------------

        2,200                        18.1250                        03/15/00
        2,000                        18.1250                        03/15/00
        1,500                        18.1250                        03/15/00
         500                         18.5000                        03/16/00
        1,000                        18.3750                        03/17/00
        2,000                        18.3750                        03/17/00
        10,000                       18.3750                        03/17/00
        3,000                        18.6250                        03/20/00
        1,000                        18.7500                        03/20/00
        3,500                        18.7500                        03/20/00
        5,000                        18.6250                        03/20/00
        2,000                        18.5000                        03/21/00
        2,000                        18.5000                        03/21/00
        2,000                        18.4375                        03/21/00
        2,000                        18.5000                        03/21/00
        2,000                        18.5000                        03/21/00
        5,000                        18.5000                        03/21/00
        2,000                        18.6250                        03/21/00
       (2,000)                       19.3750                        03/22/00
       (1,000)                       19.5625                        03/23/00
        2,500                        18.3750                        03/22/00
        2,500                        18.3750                        03/22/00
         500                         18.5000                        03/22/00
         500                         18.5000                        03/22/00
       (2,000)                       19.7500                        03/24/00
       (1,000)                       19.5625                        03/27/00
       (2,000)                       19.5000                        03/28/00
       (1,500)                       19.5625                        03/28/00
        (500)                        19.6250                        03/28/00
        (500)                        19.1875                        03/30/00
        (500)                        18.8750                        04/04/00
        1,500                        18.0000                        04/05/00
        1,500                        18.0000                        04/05/00
         900                         18.0000                        04/17/00
         300                         18.7500                        05/11/00
         200                         18.7500                        05/11/00
        3,000                        18.7500                        05/11/00
         500                         18.7500                        05/11/00
        2,400                        19.0000                        05/12/00
        (500)                        19.0000                        05/22/00

Shares of Common Stock       Purchase Price Per Share ($)       Date of Purchase
----------------------       ----------------------------       ----------------

        (500)                        18.6250                        05/24/00
        (500)                        18.6250                        05/24/00
        (500)                        28.5000                        05/26/00
        1,200                        17.7500                        06/07/00
       (1,000)                       21.2500                        06/29/00
       (1,500)                       21.1250                        06/29/00
        (900)                        21.2500                        06/29/00
        (100)                        21.3750                        06/29/00
       (2,000)                       21.2500                        06/29/00
        (500)                        21.3750                        06/29/00
       (1,000)                       21.6250                        06/30/00
        (500)                        21.5000                        06/30/00
       (1,000)                       20.8750                        07/17/00
       (1,500)                       20.1250                        07/26/00
       (1,500)                       20.1250                        07/26/00
        2,000                        20.8125                        08/18/00
        1,000                        20.8125                        08/18/00
        1,000                        20.8750                        08/24/00
        1,000                        21.0000                        09/08/00
        10,000                       20.6250                        09/25/00
        1,000                        21.0000                        09/25/00
        1,000                        21.1250                        09/25/00
       (2,500)                       23.5000                        12/06/00
        (500)                        23.1250                        12/07/00
        (500)                        22.6875                        12/15/00
        40,000                       21.3750                        01/25/01
        2,000                        21.6875                        01/25/01
        90,000                       21.2500                        01/26/01
        2,000                        21.4500                        01/29/01
        25,000                       22.1500                        01/30/01
        24,000                       23.1438                        02/01/01
        5,000                        23.7500                        02/05/01

     The following table sets forth all of the transactions in Shares by Barry
W. Florescue (unless otherwise indicated, all such transactions were open market purchases and sales (in parenthesis)):

Shares of Common Stock      Purchase Price Per Share ($)       Date of Purchase
----------------------      ----------------------------       ----------------

       1,000                         20.4400                        07/28/00
       2,600                         20.5600                        08/02/00

Shares of Common Stock      Purchase Price Per Share ($)       Date of Purchase
----------------------      ----------------------------       ----------------

       1,000                         21.0000                        08/21/00
       2,500                         20.9400                        08/29/00
       3,000                         20.9400                        08/30/00
       3,000                         21.0600                        08/30/00
       1,000                         21.0600                        08/30/00
       1,000                         21.0600                        08/30/00
       1,000                         21.1900                        08/31/00
       1,000                         21.1900                        08/31/00
       1,000                         21.0700                        09/07/00
       1,000                         21.0700                        09/08/00
       5,000                         21.0600                        09/08/00
       2,500                         21.0600                        09/08/00
       2,500                         21.0400                        09/08/00


     The following table sets forth all of the transactions in Shares by Barry
W. Florescue and Ned L. Siegel, jointly (unless otherwise indicated, all such transactions were open market purchases and sales (in parenthesis)):

Shares of Common Stock      Purchase Price Per Share ($)       Date of Purchase
----------------------      ----------------------------       ----------------

       5,000                         21.0600                        09/08/00
       5,000                         21.0600                        09/08/00
       4,000                         21.0600                        09/08/00
       3,000                         21.0600                        09/08/00
        800                          20.9400                        09/11/00
       2,500                         20.5600                        09/18/00
       1,000                         20.6900                        09/20/00
       35,000                        20.6900                        09/21/00

     The following table sets forth all of the transactions in Shares by Richard
A. Bloom (unless otherwise indicated, all such transactions were open market purchases and sales (in parenthesis)):

Shares of Common Stock      Purchase Price Per Share ($)       Date of Purchase
----------------------      ----------------------------       ----------------

       5,000                         20.6860                        09/25/00

         The following table sets forth all of the transactions in Shares by Charles W. Miersch (unless otherwise indicated, all such transactions were open market purchases and sales (in parenthesis)):

Shares of Common Stock      Purchase Price Per Share ($)       Date of Purchase
----------------------      ----------------------------       ----------------

        500                          20.1875                        09/28/00

                                   IMPORTANT!

     Your vote is important. No matter how many Shares you own, please give BFMA your proxy FOR the election of BFMA Nominees by taking three steps:


     1.  SIGNING the enclosed BLUE proxy card,

     2.  DATING the enclosed BLUE proxy card, and

     3. MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

     If any of your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE proxy card representing your Shares. BFMA urges you to confirm in writing your instructions to BFMA in care of Innisfree M&A Incorporated at the address provided below so that BFMA will be aware of all instructions given and can attempt to ensure that such instructions are followed.

     PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY MORTON'S, EVEN TO VOTE AGAINST THEIR NOMINEES, AS IT MAY REVOKE YOUR PREVIOUS PROXY. REMEMBER, ONLY YOUR LATEST-DATED PROXY COUNTS.

     If you have any questions or require any additional information concerning this Proxy Statement, please contact our proxy solicitor Innisfree M&A Incorporated at the address set forth below.


                           INNISFREE M&A INCORPORATED
                               501 MADISON AVENUE
                                   20TH FLOOR
                            NEW YORK, NEW YORK 10022

                         CALL TOLL-FREE: (888) 750-5834
               BANKERS AND BROKERS CALL: (212) 750-5833 (COLLECT)

                         MORTON'S RESTAURANT GROUP, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF BFMA HOLDING CORPORATION
                   AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
                OR MANAGEMENT OF MORTON'S RESTAURANT GROUP, INC.

     The undersigned appoints Richard A. Bloom, Charles W. Miersch and Logan D. Delany, Jr. and each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of common stock of Morton's Restaurant Group, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Stockholders of Morton's, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of Morton's held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.



                (Continued and to be signed on the reverse side)

           BFMA HOLDING CORPORATION RECOMMENDS A VOTE FOR THE ELECTION
                              OF THE BFMA NOMINEES

     1. ELECTION OF RICHARD A. BLOOM: To elect Richard A. Bloom to the Board of Directors of Morton's;

           FOR   [ ]                         WITHHOLD AUTHORITY [ ]

     2. ELECTION OF LOGAN D. DELANY, JR.: To elect Logan D. Delany, Jr. to the Board of Directors of Morton's;

           FOR   [ ]                         WITHHOLD AUTHORITY [ ]

     3. ELECTION OF CHARLES W. MIERSCH: To elect Charles W. Miersch to the Board of Directors of Morton's;

           FOR   [ ]                         WITHHOLD AUTHORITY [ ]

     4. RE-APPOINTMENT OF KPMG LLP: To re-appoint KPMG LLP, certified public accountants, as Morton's independent auditors for the fiscal year ending December 30, 2001;

           FOR   [ ]                         WITHHOLD AUTHORITY [ ]

     5. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting, of which such persons are not made aware with a reasonable period of time prior to the Annual Meeting.

DATED:
      ---------------------------------------------
Please Sign Exactly As Name Appears On This Proxy.



---------------------------------------------------------
(signature)


---------------------------------------------------------
(signature, if held jointly)


---------------------------------------------------------
(title)


WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.

                                   IMPORTANT:

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE!

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL INNISFREE M&A INCORPORATED TOLL FREE AT (888) 750-5834.